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                                                                   Exhibit 23(b)


                               CONSENT OF COUNSEL


    I hereby consent to the reference to me in Post Effective Amendment No. 1 to the Registration Statement on Form S-2 of Sun Life Insurance and Annuity Company of New York (Reg. No. 333-09141) under the caption "Legal Matters" in the Prospectus contained therein.

                                        DAVID D. HORN, ESQ.



April 23, 1997